Subsequent Event	9 Months Ended
Aug. 31, 2018
Subsequent Events [Abstract]
Subsequent Event

On September 10, 2018, the Company completed a private placement financing of an unsecured convertible debenture in the principal amount of $0.5 million (the “2018 Debenture”), The 2018 Debenture is due to mature on September 1, 2020. The 2018 Debenture bears interest at a rate of 10% per annum, payable monthly, is pre-payable at any time at the option of the Company and is convertible at any time into common shares at a conversion price of $3.00 per common share at the option of the holder. Dr. Isa Odidi and Dr. Amina Odidi, who are principal shareholders, directors and executive officers of the Company provided the Company with the $0.5 million of the proceeds for the 2018 Debenture.